UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 12, 2016 (April 7, 2016)

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2016, Jeenarine Narine resigned as a member of the Board of Directors (the “Board”) of Elite Pharmaceuticals, Inc. (the “Company”), effective immediately. Mr. Narine tendered his resignation as part of the acquisition of Epic Pharma LLC by Humanwell Healthcare USA, LLC. Mr. Narine is one of the founding members of Epic Pharma.

On April 7, 2016, the Board of Directors appointed Eugene Pfeifer to the Board to fill the vacancy resulting from Mr. Narine’s resignation.

Mr. Pfeifer brings with him more than 45 years of regulatory and trade experience, most recently, from 1986 to 2009, having served as a law partner at King & Spalding in Washington DC and prior to that as a law partner at the Burditt, Bowles & Radzius. Since retiring from legal practice in 2009, Mr. Pfeifer has worked as a consultant to companies, including consultation for the Company, by providing his expertise regarding FDA and FTC issues. Among his many accomplishments, he was a major participant in the development of the Drug Price Competition and Patent Term Restoration Act of 1984, and provided strategic counseling to companies affected by that statue. In addition, he has provided regulatory advice and representation on a wide variety of FDA, FTC, and DEA regulated activities, including product approval, advertising, promotion, and compliance issues.

Prior to working at Burditt, Bowles and Radzius, Mr. Pfeifer served for a year in the General Counsel’s office of the Federal Trade Commission, where he represented the FTC in Federal Court to enjoin violations of the Federal Trade Commission Act, and served ten years in the Chief Counsel’s Office at the FDA as Associated Chief Counsel for Enforcement, Associate Chief Counsel for Drugs and Deputy Chief Counsel for Regulations and Hearings. During his tenure at the FDA, he was the FDA’s lead litigator and Appellate Court advocate, and he briefed the FDA’s cases before the Supreme Court. Mr. Pfeifer is a graduate of Brown University and the Georgetown University Law Center.

For more information please see a copy of the press release furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 12, 2016, announcing the resignation of Jeenarine Narine from the Board of Directors and the appointment of Eugene Pfeifer to Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2016

ELITE PHARMACEUTICALS, INC.

By:	/s/ Nasrat Hakim
Nasrat Hakim, President and CEO